Exhibit l (iii)

                                  July 31, 2008




USAA Mutual Funds Trust
9800 Fredericksburg Road
San Antonio, TX 78288

Ladies and Gentlemen:

         In connection with your sale to us on July 31, 2008, of ten (10) shares of capital stock representing interests in the USAA Global Opportunities Fund, we understand that: (i) your sale of the shares to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (ii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the shares for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the shares or of any interest therein. We hereby agree that we will not sell, assign, or transfer the shares or any interest therein, except upon repurchase or redemption by the Trust, unless and until the shares have been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment, or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                       Very truly yours,

                                       USAA INVESTMENT MANAGEMENT COMPANY



                                       By: /s/ Christopher W. Claus
                                          -------------------------------
                                          Christopher W. Claus
                                          President

                                  SUBSCRIPTION


                                  July 31, 2008



TO:      Board of Trustees
         USAA Mutual Funds Trust
         9800 Fredericksburg Road
         San Antonio, TX 78288


Ladies and Gentlemen:

         The undersigned hereby subscribes to 10 shares of the USAA Global Opportunities Fund series, on July 31, 2008, with one cent par value, of USAA Mutual Funds Trust at a price of $10 per share for the Fund and agrees to pay therefore upon demand, cash in the amount of $100 to the named Fund.

                                      Very truly yours,

                                       USAA INVESTMENT MANAGEMENT COMPANY



                                       By: /s/ Christopher W. Claus
                                          -------------------------------
                                          Christopher W. Claus
                                          President

                                  Exhibit l(iv)

                                  July 31, 2008




USAA Mutual Funds Trust
9800 Fredericksburg Road
San Antonio, TX 78288

Ladies and Gentlemen:

         In connection with your sale to us on July 31, 2008, of ten (10) shares each of capital stock representing interests in the USAA Target Retirement Income Fund, USAA Target Retirement 2020 Fund, USAA Target Retirement 2030 Fund, USAA Target Retirement 2040 Fund, and the USAA Target Retirement 2050 Fund, we understand that: (i) your sale of the shares to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (ii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the shares for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the shares or of any interest therein. We hereby agree that we will not sell, assign, or transfer the shares or any interest therein, except upon repurchase or redemption by the Trust, unless and until the shares have been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment, or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                       Very truly yours,

                                       USAA INVESTMENT MANAGEMENT COMPANY



                                       By: /s/ Christopher W. Claus
                                          -------------------------------
                                          Christopher W. Claus
                                          President

                                  SUBSCRIPTION


                                  July 31, 2008




TO:      Board of Trustees
         USAA Mutual Funds Trust
         9800 Fredericksburg Road
         San Antonio, TX 78288


Ladies and Gentlemen:

         The undersigned hereby subscribes to 10 shares of the USAA Target Retirement Income Fund, USAA Target Retirement 2020 Fund, USAA Target Retirement 2030 Fund, USAA Target Retirement 2040 Fund, and USAA Target Retirement 2050 Fund series, on July 31, 2008, with one cent par value, of USAA Mutual Funds Trust at a price of $10 per share for each Fund and agrees to pay therefore upon demand, cash in the amount of $100 to each of the named Funds.

                                       Very truly yours,

                                       USAA INVESTMENT MANAGEMENT COMPANY



                                       By: /s/ Christopher W. Claus
                                          -------------------------------
                                          Christopher W. Claus
                                          President